UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23494

T. Rowe Price Exchange-Traded Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

SEMIANNUAL REPORT
June 30, 2021
T. ROWE PRICE
TGRW	Growth Stock ETF
For more insights from T. Rowe Price investment professionals, go to troweprice.com.

INVEST WITH CONFIDENCE*

T. ROWE PRICE GROWTH STOCK ETF

HIGHLIGHTS
■	The Growth Stock ETF returned 11.42% (based on net asset value) in the first half of 2021 and underperformed both the S&P 500 Index and the Russell 1000 Growth Index.
■	Within the portfolio, stock selection in the consumer discretionary and information technology sectors detracted from the portfolio’s results relative to the Russell 1000 Growth Index. On the positive side, an overweight to communication services stocks and a lack of exposure to consumer staples shares helped performance.
■	While still very difficult to predict, an economic recovery from the coronavirus pandemic appears poised to broaden across regions and countries in the second half of 2021, bolstered by vaccine progress, continued fiscal and monetary stimulus, and pent-up consumer demand.
■	However, we remain cognizant of coronavirus variants and infection rates, which could cause speed bumps for the economic recovery, as well as heightened volatility in equity markets, as the road to recovery appears likely to come in fits and starts.
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T. ROWE PRICE GROWTH STOCK ETF

CIO Market Commentary
Dear Shareholders
Global stock markets produced strong returns during the first half of 2021, while rising yields weighed on returns in some bond sectors. Investor sentiment was buoyed by the reopening of developed market economies, unprecedented fiscal and monetary stimulus, and expectations that the economy would benefit from a release of pent-up demand.
All major global and regional equity benchmarks recorded positive results during the period. Developed market stocks generally outperformed emerging markets, while in the U.S., small-cap equities outpaced large-caps and value performed better than growth. The large-cap S&P 500 Index returned 15% and finished the period at a record high. The energy sector, which was the worst performer in 2020, was the leader for the six-month period amid a sharp increase in oil prices. Financial stocks also produced strong results as banks benefited from an increase in long-term interest rates, while the real estate sector was helped by a rollback in many pandemic-related restrictions. Utilities underperformed with slight gains.
Fiscal and monetary support remained a key factor in providing a positive backdrop for markets. President Joe Biden signed the $1.9 trillion American Rescue Plan Act into law in March, and the Federal Reserve kept its short-term lending rates near zero. However, as a result of strong economic growth, central bank policymakers revised their outlook in a somewhat less dovish direction near the end of the period and indicated that rate hikes could commence in 2023, which was earlier than previously expected.
The economic recovery was evident in a variety of indicators. According to the latest estimate, U.S. gross domestic product grew at an annualized rate of 6.4% in the first quarter of 2021 following 4.3% growth in the fourth quarter of 2020. Weekly jobless claims declined throughout the period to new pandemic-era lows, although the monthly nonfarm payroll report disappointed at times as employers struggled to fill positions. Meanwhile, overall profits for companies in the S&P 500 rose by nearly 53% year over year in the first quarter, according to FactSet—the best showing since late 2009.
However, less favorably, inflation concerns led to some volatility in the equity market and caused a sharp rise in longer-term Treasury yields in the first quarter. (Bond prices and yields move in opposite directions.) While inflation measures were above the Fed’s 2% long-term inflation target toward the end of our reporting period—core consumer prices, for example, recorded their largest

T. ROWE PRICE GROWTH STOCK ETF

annual increase (3.8%) since 1992 in May—investors seemed to accept the Fed’s determination that rising price pressures were due to transitory factors arising from the reopening of the global economy.
Longer-term Treasury yields trended lower as inflation expectations began to wane later in the period, but they still finished significantly higher than they were at the end of 2020. Rising yields were a headwind for many fixed income investors; however, high yield bonds, which are less sensitive to interest rate changes, produced solid results, and investment-grade corporate bonds also performed well amid solid corporate fundamentals.
As we look ahead, the central question for investors—assuming the economy’s recovery from the pandemic continues apace—is whether the returns on financial assets will be as robust. Valuations are elevated in nearly all asset classes, and, in some areas, there are clear signs of speculation. That said, a transformed global economic landscape is generating potential opportunities as well as risks. Post-pandemic trends have the potential to create both winners and losers, giving active portfolio managers greater scope to seek excess returns. It is not an easy environment to invest in, but our investment teams remain rooted in company fundamentals and focused on the long term, and they will continue to apply strong fundamental analysis as they seek out the best investments for your portfolio.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
Group Chief Investment Officer

T. ROWE PRICE GROWTH STOCK ETF

Management’s Discussion of Fund Performance
INVESTMENT OBJECTIVE
The fund seeks to provide long-term capital growth.
FUND COMMENTARY
How did the fund perform in the past six months?
The Growth Stock ETF returned 11.42% (based on net asset value) and 11.48% (at market price) for the six-month period ended June 30, 2021. The fund underperformed both the S&P 500 Index and the Russell 1000 Growth Index, as well as its peer group, the Lipper Large-Cap Growth Funds Index. (Past performance cannot guarantee future results.)
What factors influenced the fund’s performance?
For the six-month period, our positioning in the consumer discretionary sector detracted the most from the fund’s returns relative to the Russell 1000 Growth Index. Overall, consumer discretionary stocks delivered positive returns but underperformed the broader market as consumer spending shifted toward services and entertainment. Within the portfolio, shares of Alibaba Group
PERFORMANCE COMPARISON

Six-Month Period Ended 6/30/21	Total Return

Growth Stock ETF (Based on Net Asset Value)	11.42%
Growth Stock ETF (At Market Price)*	11.48
S&P 500 Index	15.25
Russell 1000 Growth Index	12.99
Lipper Large-Cap Growth Funds Index	13.56
*Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.

T. ROWE PRICE GROWTH STOCK ETF

Holding fell due to regulatory concerns regarding an antitrust probe in China, as well as mixed quarterly earnings results. Revenue growth was fueled by a considerable surge in its core commerce retail business; however, Alibaba’s earnings were viewed as underwhelming due to the company’s higher spending on growth initiatives and an antitrust fine of nearly USD 3 billion paid to Chinese regulators.
Stock selection in the information technology (IT) sector also cramped relative returns in the first half of the year. Within the sector, a slowdown in global payment volumes amid concerns of increased coronavirus variants weighed on select tech firms. Despite recent weakness, we view domestic revenue growth during the period as an encouraging sign as the global economic recovery progresses. As such, we continue to see potential in select payments names, such as U.S.-centric merchant acquirer Global Payments, for intermediate-term earnings growth, driven by stronger revenues from technology products and synergies from acquisitions.
On the positive side, our overweight allocation to the communication services sector boosted relative returns. In particular, our investments in interactive media and services companies performed well, due in large part to the acceleration of digital advertising growth on the heels of outsized e-commerce penetration during the pandemic. For example, shares of Alphabet (parent company of Google) generated strong returns after the company announced positive quarterly results that showed broad-based strength across all segments. Notably, its core search advertising business benefited from robust retail demand as e-commerce players attempt to sustain their momentum from the pandemic, while brick-and-mortar retailers look to drive traffic during the reopening stage of the economy. With dominant positions across every-day-use internet utilities, combined with a world-class computing infrastructure and talent, we continue to think Alphabet is well positioned to extract value from the economy as the world becomes more digital.
A lack of exposure to the consumer staples sector helped relative returns as a sustained market rotation into more cyclical stocks amid the ongoing economic recovery cramped the performance of many companies in the traditionally defensive sector. The portfolio has no exposure to consumer staples stocks because we feel the segment generally lacks the compelling growth opportunities that meet our investment criteria.

T. ROWE PRICE GROWTH STOCK ETF

How is the fund positioned?
As individuals around the globe continue to work, shop, and consume entertainment at home, companies that provide the infrastructure for the online economy have seen demand for their services boom, allowing them to extend their dominance. In this environment, the companies that we are looking to invest in have various, consistent qualities that single them out as potentially advantaged long-term businesses. Such attributes include high barriers to entry, low availability of substitute products, industry leadership, and pricing power with both suppliers and customers. Also essential is capable management that can allocate capital effectively and efficiently.
SECTOR DIVERSIFICATION
	Percent of Net Assets
	12/31/20	6/30/21
Information Technology	38.6%	36.4%
Consumer Discretionary	23.7	22.6
Communication Services	17.5	22.1
Health Care	10.5	9.1
Industrials and Business Services	7.1	6.9
Financials	1.9	1.9
Materials	0.4	0.3
Consumer Staples	0.0	0.0
Energy	0.0	0.0
Real Estate	0.0	0.0
Utilities	0.0	0.0
Other and Reserves	0.3	0.7
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

T. ROWE PRICE GROWTH STOCK ETF

Given these factors, our top four sector allocations continue to be IT, consumer discretionary, communication services, and health care. These segments—which make up about 90% of the portfolio’s net assets—are areas where we can find innovative companies that offer above-average growth prospects.
As for our positioning in individual stocks, we initiated a position in pharmaceutical company Eli Lilly at what we feel are compelling valuations. We believe the company has several late-stage assets with high probabilities of success that will benefit its visibility and revenue over the next 12 to 18 months. We also expect that Eli Lilly’s base business will remain stable against competition and drug pricing pressures, and we are encouraged by management’s goal of increasing the company’s operating margin percentage over the next five years.
We also added shares of Zoom Video Communications to the portfolio during the period. Overall, we like Zoom for its strong product offering, viral adoption model, and well-organized ecosystem strategy. We think these drivers will allow Zoom to maintain competitive leadership and, over time, become the standard within the business video-conferencing category. Furthermore, we feel its strategy of under-monetizing its meetings and cloud phone solutions in order to gain near-term market share should provide it with additional revenue potential and gives us incremental confidence in its ability to sustain its growth over the long term.
As for sales, we eliminated the portfolio’s position in Marvell Technology Group, a digital semiconductor company that specializes in storage controllers, Ethernet switches, and enterprise connectivity. We took advantage of the stock’s exceptional performance to capture profits, rotating the proceeds into investment ideas that we feel offer more attractive risk/reward profiles.
We also trimmed PayPal Holdings on relative strength as the company experienced strong growth in revenue and earnings over the past year, driven by a considerable rise in total payment volumes and total active accounts. We elected to sell shares due to expectations for decelerating volumes and pricing, as well as increasing competition as we exit the pandemic.
What is portfolio management’s outlook?
While still very difficult to predict, an economic recovery from the coronavirus pandemic appears poised to broaden across regions and countries in the second half of 2021, bolstered by vaccine progress, continued fiscal and monetary stimulus, and pent-up consumer demand. However, we remain cognizant of

T. ROWE PRICE GROWTH STOCK ETF

coronavirus variants and infection rates, which could cause speed bumps for the economic recovery, as well as heightened volatility in equity markets, as the road to recovery appears likely to come in fits and starts.
Overall, we think a broader economic recovery is reshaping demand in ways that could create both short-term and long-term opportunities. Areas that could potentially benefit include the travel and hospitality industries, airlines, restaurants, and medical services. By speeding up the adoption of more efficient technologies and business models, we think the pandemic could also set the stage for future productivity gains, which in turn could raise the long-term global potential for economic and earnings growth.
We expect volatility to continue in this uncertain environment; therefore, we intend to opportunistically add to high-conviction names. As always, our focus is on owning high-quality growth companies with a competitive advantage in their respective markets, especially companies that generate strong free cash flow and have seasoned management teams. We search for companies that have the potential to generate double-digit earnings growth over time by participating in expanding markets, taking market share, or improving profitability faster than sales. We believe these companies are best equipped to navigate and thrive in the current environment.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE GROWTH STOCK ETF

RISKS OF STOCK INVESTING
The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.
RISKS OF GROWTH INVESTING
Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.
BENCHMARK INFORMATION
Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

T. ROWE PRICE GROWTH STOCK ETF

Note: ©2021, S&P Global Market Intelligence. Reproduction of any information, data or material, including ratings (Content) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (Content Providers) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content.

T. ROWE PRICE GROWTH STOCK ETF

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Percent of Net Assets
6/30/21
Amazon.com	10.1%
Microsoft	8.8
Alphabet	7.5
Facebook	5.7
Apple	4.9
Visa	2.9
Sea	2.4
MasterCard	2.4
Tesla	2.3
Snap Inc.	2.1
Intuit	2.0
Netflix	1.8
Alibaba Group Holding	1.7
PayPal Holdings	1.6
Ross Stores	1.4
Intuitive Surgical	1.4
ASML Holding	1.4
Eli Lilly and Co	1.3
Roper Technologies	1.3
Salesforce.com	1.2
Stryker	1.2
ServiceNow	1.1
FedEx	1.0
Fiserv	0.9
Zoom Video Communications	0.9
Total	69.3%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE GROWTH STOCK ETF

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
Growth Stock ETF
Note: See the Average Annual Compound Total Return table.

T. ROWE PRICE GROWTH STOCK ETF

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Period Ended 6/30/21	Since Inception 8/4/20
Growth Stock ETF (Based on Net Asset Value)	30.14%*
Growth Stock ETF (At Market Price)	30.26*
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would receive if shares were traded at other times. For the most recent month-end performance, please visit our website (troweprice.com).
This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.
*Returns for periods of less than 1 year are not annualized.
PREMIUM/DISCOUNT INFORMATION
The frequency at which the daily market prices were at a discount or premium to the fund’s net asset value is available on the fund’s website (troweprice.com).
EXPENSE RATIO
Growth Stock ETF	0.52%
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE GROWTH STOCK ETF

FUND EXPENSE EXAMPLE
As a shareholder, you may incur two types of costs: (1) transaction costs, such as brokerage commissions on purchases and sales, and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as brokerage commissions paid on purchases and sales of shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE GROWTH STOCK ETF

FUND EXPENSE EXAMPLE (continued)
T. Rowe Price Growth Stock ETF
	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period* 1/1/21 to 6/30/21
Actual	$1,000.00	$1,114.20	$2.73
Hypothetical (assumes 5% return before expenses)	1,000.00	1,022.20	2.61

*	Expenses are equal to the fund’s annualized expense ratio for the 6-month period (0.52%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), and divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE GROWTH STOCK ETF

Unaudited
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	6 Months Ended	8/4/20(1) Through
	6/30/21	12/31/20
NET ASSET VALUE
Beginning of period	$ 29.17	$ 25.00
Investment activities
Net investment loss(2) (3)	(0.02)	(0.01)
Net realized and unrealized gain/loss	3.35	4.21
Total from investment activities	3.33	4.20
Distributions
Net Realized Gain	-	(0.03)
NET ASSET VALUE
End of period	$ 32.50	$ 29.17
Ratios/Supplemental Data
Total return, based on NAV(3) (4)	11.42%	16.81%
Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.52%(5)	0.52%(5)
Net expenses after waivers/payments by Price Associates	0.52%(5)	0.52%(5)
Net investment loss	(0.14%)(5)	(0.09%)(5)
Portfolio turnover rate(6)	26.2%	15.8%
Net assets, end of period (in thousands)	$ 40,789	$ 26,547

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	See Note 5 for details to expense-related arrangements with Price Associates.
(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5)	Annualized
(6)	Portfolio turnover excludes securities received or delivered through in-kind share transactions.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH STOCK ETF

June 30, 2021 (Unaudited)
PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)
COMMON STOCKS 99.3%
COMMUNICATION SERVICES 22.1%
Entertainment 5.3%
Activision Blizzard	1,474	141
Netflix (1)	1,405	742
Playtika Holding (1)	1,460	35
ROBLOX, Class A (1)	602	54
Sea, ADR (1)	3,619	994
Spotify Technology (1)	753	207
		2,173
Interactive Media & Services 16.8%
Alphabet, Class A (1)	621	1,516
Alphabet, Class C (1)	612	1,534
Facebook, Class A (1)	6,639	2,309
IAC/InterActive (1)	196	30
Match Group (1)	1,824	294
Pinterest, Class A (1)	2,994	237
Snap, Class A (1)	12,651	862
Vimeo (1)	858	42
		6,824
Total Communication Services		8,997
CONSUMER DISCRETIONARY 22.6%
Auto Components 0.3%
Aptiv (1)	689	108
		108
Automobiles 3.1%
Ferrari NV	1,505	310
Tesla (1)	1,409	958
		1,268

T. ROWE PRICE GROWTH STOCK ETF

	Shares	$ Value
(Cost and value in $000s)
Hotels Restaurants & Leisure 2.9%
Airbnb, Class A (1)	109	17
Booking Holdings (1)	115	252
Chipotle Mexican Grill (1)	173	268
DraftKings, Class A (1)	2,709	141
Las Vegas Sands (1)	3,451	182
Wynn Resorts (1)	2,522	308
		1,168
Internet & Direct Marketing Retail 13.1%
Alibaba Group Holding, ADR (1)	3,062	695
Amazon.com (1)	1,200	4,128
Coupang, Class A (1)	2,831	118
DoorDash, Class A (1)	1,045	186
Farfetch, Class A (1)	4,362	220
		5,347
Specialty Retail 1.8%
Carvana (1)	577	174
Ross Stores	4,720	586
		760
Textiles, Apparel & Luxury Goods 1.4%
Lululemon Athletica (1)	841	307
NIKE, Class B	1,814	280
		587
Total Consumer Discretionary		9,238
FINANCIALS 1.9%
Capital Markets 1.8%
MarketAxess Holdings	160	74
MSCI	179	95
S&P Global	683	280
Tradeweb Markets, Class A	1,200	102

T. ROWE PRICE GROWTH STOCK ETF

	Shares	$ Value
(Cost and value in $000s)
XP, Class A (1)	3,577	156
		707
Insurance 0.1%
Bright Health Group (1)	1,997	35
Chubb	101	16
		51
Total Financials		758
HEALTH CARE 9.1%
Biotechnology 1.3%
Argenx SE, ADR (1)	263	79
Incyte (1)	1,403	118
Vertex Pharmaceuticals (1)	1,552	313
		510
Health Care Equipment & Supplies 2.7%
Align Technology (1)	104	64
Intuitive Surgical (1)	619	569
Stryker	1,834	476
		1,109
Health Care Providers & Services 2.8%
Anthem	544	208
Cigna	859	204
HCA Healthcare	1,573	325
Humana	340	150
UnitedHealth Group	680	272
		1,159
Life Sciences Tools & Services 0.4%
Avantor (1)	4,309	153
		153

T. ROWE PRICE GROWTH STOCK ETF

	Shares	$ Value
(Cost and value in $000s)
Pharmaceuticals 1.9%
AstraZeneca, ADR	4,183	251
Eli Lilly & Co.	2,279	523
		774
Total Health Care		3,705
INDUSTRIALS & BUSINESS SERVICES 6.9%
Aerospace & Defense 1.5%
Boeing (1)	1,204	289
Teledyne Technologies (1)	810	339
		628
Air Freight & Logistics 1.0%
FedEx	1,342	400
		400
Airlines 0.3%
Southwest Airlines (1)	2,016	107
		107
Commercial Services & Supplies 0.7%
Cintas	712	272
		272
Electrical Equipment 0.4%
Generac Holdings (1)	409	170
		170
Industrial Conglomerates 1.3%
Roper Technologies	1,112	523
		523
Machinery 0.4%
Cummins	708	172
		172

T. ROWE PRICE GROWTH STOCK ETF

	Shares	$ Value
(Cost and value in $000s)
Professional Services 0.9%
Clarivate (1)	3,085	85
Equifax	199	47
TransUnion	2,210	243
		375
Road & Rail 0.4%
DiDi Global, ADR	4,632	66
Norfolk Southern	363	96
		162
Total Industrials & Business Services		2,809
INFORMATION TECHNOLOGY 35.9%
Electronic Equipment, Instruments & Components 0.2%
Zebra Technologies, Class A (1)	191	101
		101
IT Services 10.5%
Affirm Holdings (1)	156	10
Fidelity National Information Services	2,397	339
Fiserv (1)	3,598	385
Global Payments	1,801	338
Mastercard, Class A	2,698	985
PayPal Holdings (1)	2,318	676
Shopify, Class A (1)	145	212
Snowflake (1)	103	25
StoneCo, Class A (1)	1,734	116
Visa, Class A	4,997	1,168
Wix.com (1)	51	15
		4,269
Semiconductors & Semiconductor Equipment 3.5%
Advanced Micro Devices (1)	3,202	301
ASML Holding NV	822	568

T. ROWE PRICE GROWTH STOCK ETF

	Shares	$ Value
(Cost and value in $000s)
NVIDIA	338	270
Taiwan Semiconductor Manufacturing, ADR	2,530	304
		1,443
Software 16.8%
Avalara (1)	988	160
Black Knight (1)	2,671	208
Coupa Software (1)	234	61
Datadog, Class A (1)	1,433	149
Intuit	1,646	807
Microsoft	13,232	3,585
Paycom Software (1)	273	99
salesforce.com (1)	1,989	486
ServiceNow (1)	801	440
Splunk (1)	2,033	294
UiPath, Class A (1)	902	61
Workday (1)	521	125
Zoom Video Communications, Class A (1)	964	373
		6,848
Technology Hardware, Storage & Peripherals 4.9%
Apple	14,586	1,998
		1,998
Total Information Technology		14,659
MATERIALS 0.3%
Chemicals 0.3%
Linde (1)	477	138
Total Materials		138
Total Miscellaneous Common Stocks 0.5% (2)		197
Total Common Stocks (Cost $33,770)		40,501

T. ROWE PRICE GROWTH STOCK ETF

	Shares	$ Value
(Cost and value in $000s)
SHORT-TERM INVESTMENTS 1.1%
Money Market Funds 1.1%
State Street Institutional U.S. Government Money Market Fund, 0.03% (3)	461,513	462
Total Short-Term Investments (Cost $462)		462
Total Investments in Securities 100.4% of Net Assets (Cost $34,232)		$40,963

‡	Shares are denominated in U.S. dollars unless otherwise noted.
(1)	Non-income producing.
(2)	The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.
(3)	Seven-day yield
ADR	American Depositary Receipts
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH STOCK ETF

June 30, 2021 (Unaudited)
    STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $34,232)	$40,963
Receivable for investment securities sold	29
Dividends receivable	4
Total assets	40,996
Liabilities
Payable for investment securities purchased	190
Investment management and administrative fees payable	17
Total liabilities	207
NET ASSETS	$40,789
Net assets consists of:
Total distributable earnings (loss)	7,050
Paid-in capital applicable to 1,255,000 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares authorized	33,739
NET ASSETS	$40,789
NET ASSET VALUE PER SHARE	$32.50
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH STOCK ETF

Unaudited
    STATEMENT OF OPERATIONS

($000s)
6 Months Ended 6/30/21
Investment Income (Loss)
Dividend income (net of foreign withholding taxes $1)	$64
Investment management and administrative expense	87
Net investment loss	(23)
Realized and Unrealized Gain / Loss
Net realized gain on securities	242
Change in net unrealized gain / loss on securities	3,622
Net realized and unrealized gain / loss	3,864
INCREASE IN NET ASSETS FROM OPERATIONS	$3,841
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH STOCK ETF

Unaudited
    STATEMENT OF CHANGES IN NET ASSETS

($000s)
	6 Months Ended 6/30/21	8/4/20 Through 12/31/20
Increase (Decrease) in Net Assets
Operations
Net investment loss	$(23)	$(7)
Net realized gain	242	135
Change in net unrealized gain / loss	3,622	3,109
Increase in net assets from operations	3,841	3,237
Distributions to shareholders
Net earnings	—	(28)
Capital share transactions*
Shares sold	10,401	23,338
Increase in net assets from capital share transactions	10,401	23,338
Net Assets
Increase during period	14,242	26,547
Beginning of period	26,547	-
End of period	$40,789	$26,547
*Share information
Shares sold	345	910
Increase in shares outstanding	345	910
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH STOCK ETF

Unaudited
    NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Exchange-Traded Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Growth Stock ETF (the fund) is a non-diversified, open-end management investment company established by the corporation. The fund incepted on August 4, 2020. The fund seeks to provide long-term capital growth.
The fund is considered an actively-managed exchange-traded fund (ETF) that does not disclose its portfolio holdings daily, which is different from a traditional ETF and may create additional risks. In order to provide market participants with information on the fund’s investments, the fund will publish a “Proxy Portfolio” on its website daily. A Proxy Portfolio is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. While the Proxy Portfolio includes some of the fund’s holdings, it is not the fund’s actual portfolio. The fund does disclose its full portfolio holdings on a quarterly basis, similar to mutual funds.
NOTE  1  –   SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions
Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are

T. ROWE PRICE GROWTH STOCK ETF

recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. A capital gain distribution may also be declared and paid by the fund annually. Dividends and distributions cannot be automatically reinvested in additional shares of the fund.
Capital Share Transactions
The fund issues and redeems shares at its net asset value (NAV) only with Authorized Participants and only in large blocks of 5,000 shares (each, a “Creation Unit”). The fund’s NAV per share is computed at the close of the New York Stock Exchange (NYSE). However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed purchase or redemption transaction fee as well as any applicable additional variable charge to defray the transaction cost to a fund.
Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (NYSE Arca) and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). The fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the NYSE Arca is open.
Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE  2  –   VALUATION
Security Valuation
The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board

T. ROWE PRICE GROWTH STOCK ETF

of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1  –  quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2  –  inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3  –  unobservable inputs (including the fund’s own assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

T. ROWE PRICE GROWTH STOCK ETF

Valuation Techniques
Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.
Valuation Inputs
On June 30, 2021, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their fair values.

T. ROWE PRICE GROWTH STOCK ETF

NOTE  3  –   OTHER INVESTMENT TRANSACTIONS
Purchases and sales of portfolio securities excluding in-kind transactions and short-term securities aggregated $8,734,000 and $8,914,000, respectively, for the six months ended June 30, 2021. Portfolio securities received or delivered through in-kind transactions aggregated $10,357,000 and $0, respectively, for the six months ended June 30, 2021.
NOTE  4  –   FEDERAL INCOME TAXES
No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.
At June 30, 2021, the cost of investments for federal income tax purposes was $34,354,000. Net unrealized gain aggregated $6,609,000 at period-end, of which $6,865,000 related to appreciated investments and $256,000 related to depreciated investments.
NOTE  5  –   RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.52% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses, but does not cover interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and nonrecurring expenses.
As of June 30, 2021, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 600,000 shares of the fund, representing 48% of the fund’s net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among

T. ROWE PRICE GROWTH STOCK ETF

other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
NOTE  6  –   OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operational systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.
Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

T. ROWE PRICE GROWTH STOCK ETF

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-638-5660 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT is available electronically on the SEC’s website (sec.gov).

T. ROWE PRICE GROWTH STOCK ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at a meeting held on March 8–9, 2021 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.
Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.
Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board did not specifically review the fund’s performance since the fund recently began operations in August 2020. On the basis of the Board’s ongoing review of investment results, and factoring in the fund’s limited operating history, the Board concluded that the fund’s performance was satisfactory.

T. ROWE PRICE GROWTH STOCK ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)
Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other direct and indirect benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Advisor bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the T. Rowe Price mutual funds and ETFs.
The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays the Advisor a single fee, or all-inclusive management fee, which is based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Advisor to pay all of the fund’s ordinary, recurring operating expenses except for interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and any nonrecurring, extraordinary expenses. The Advisor has generally implemented an all-inclusive management fee structure in situations where a fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for investors and has historically sought to set the initial all-inclusive fee rate at levels below the expense ratios of comparable funds to take into account the potential for future economies of scale. Assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many T. Rowe Price mutual funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price funds (including the fund). Although the fund does not have a group fee component to its management fee, its assets are included in the calculation because certain resources utilized to operate the fund are shared with other T. Rowe Price funds. The Board concluded that, based on the profitability data it reviewed and consistent with an all-inclusive management fee structure that is frequently used by ETFs, the advisory fee structure for the fund continued to be appropriate.
Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) actual management fees, total expenses, and nonmanagement expenses of the fund with a group of competitor ETFs selected by Broadridge (Expense Group) and (ii) actual management fees, total expenses, and nonmanagement expenses of the fund with a broader set of ETFs within the Lipper

T. ROWE PRICE GROWTH STOCK ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)
investment classification (Expense Universe). Broadridge generally constructed the peer groups by seeking the most comparable ETFs based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s actual management fee rate ranked in the second quintile (Expense Group) and first quintile (Expense Universe), and the fund’s total expenses ranked in the first quintile (Expense Group and Expense Universe).
The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.
On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.
Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

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100 East Pratt Street
Baltimore, MD 21202
Call 1-800-638-5660 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202108-1676605
T. Rowe Price Investment Services, Inc.
ETF788-051 8/21

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Exchange-Traded Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 17, 2021